UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 9, 2022

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In light of Lumen Technologies, Inc.’s (the “Company”) recent Chief Executive Officer transition, and in support of certain ongoing strategic initiatives and the Company’s interest in ensuring the continued contributions of certain members of our senior leadership team, on December 9, 2022, the Human Resources and Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the grant of performance-based awards payable in cash (the “Awards”) for Shaun Andrews, the Company’s Executive Vice President, Chief Marketing Officer, and Stacey Goff, the Company’s Executive Vice President, General Counsel and Secretary (each an “Award Recipient” and collectively the “Award Recipients”).

Mr. Andrews’s Award consists of $1,000,000 that shall vest in two equal installments as follows: (a) 50% ($500,000) shall vest on April 1, 2023, provided that as of such date certain strategic initiatives have been announced by the Company; and (b) 50% ($500,000) shall vest on December 31, 2023. Mr. Goff’s Award consists of $1,125,000 that shall vest in full on April 1, 2024, provided that the Company’s sale of its business conducted within Europe, the Middle East and Africa to Colt Technology Services Group Limited (announced on November 2, 2022) has been completed (or terminated) as of April 1, 2024. The Awards are subject to the Award Recipients being continuously employed with the Company as of the applicable vesting dates, and subject to other terms and conditions, and the amounts will be paid upon vesting.

The foregoing summary of the Awards is qualified in its entirety by the full text of a letter agreement to be provided to each of the Award Recipients memorializing the terms of the Awards, copies of which we intend to file with the Company’s Annual report on Form 10-K for the twelve months ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: December 14, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary